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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               September 3, 1999
                Date of Report (Date of earliest event reported)

                            PROMUS HOTEL CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                 001-13719                  62-1716020
 (State of other jurisdiction      (Commission               (IRS employer
       of incorporation)             file no.)             identification no.)



               755 Crossover Lane
               Memphis, Tennessee
                Denver, Colorado                               38117-4900
    (Address of principal executive offices)                   (Zip code)

                                 (901) 374-5000
                         Registrant's telephone number,
                              including area code

                                 Not applicable
             (Former name or address, if changed since last report)


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Item 5.  Other Events.

     On September 3, 1999, Promus Hotel Corporation, a Delaware corporation ("Promus"), and Hilton Hotels Corporation, a Delaware corporation ("Hilton"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for, among other things, the merger (the "Merger") of Promus and a wholly owned subsidiary of Hilton, with such subsidiary as the surviving corporation. A copy of the Merger Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference.

     A copy of the Hilton and Promus joint press release, dated as of September 7, 1999 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

     This Current Report on Form 8-K contains forward-looking statements with respect to the financial condition, results of operations and business of Hilton and Promus, including estimates as to anticipated revenues, EBITDA, cost savings and total synergies. These forward-looking statements are based on plans, estimates and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those indicated. Among those risks and uncertainties are the ability of the companies to achieve integration of operating systems, personnel and facilities as quickly and efficiently as planned; greater than anticipated costs of integrating the two organizations; the effect of "change-in-control" clauses in contracts which could lead to termination or renegotiation as a result of the transactions; and the ability of the companies to retain key personnel. Other factors that may cause actual results to differ materially from those contemplated include changes in general economic conditions and in the hotel and travel industries, adverse changes in the costs of borrowings, changes in regulatory requirements and actions of competitors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 2    -- Agreement and Plan of Merger dated as of September 3,
                1999 among Promus Hotel Corporation, Hilton Hotels Corporation and Chicago Hilton, Inc.

Exhibit 99.1 -- Joint Press Release of Hilton and Promus,
                dated as of September 7, 1999.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PROMUS HOTEL CORPORATION



                                            By:  /s/ J. Kendall Huber
                                               --------------------------------
                                               Name:  J. KENDALL HUBER
                                               Title: Executive Vice President,
                                                        General Counsel and
                                                        Secretary

September 7, 1999


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                                 EXHIBIT INDEX

Exhibit 2    -- Agreement and Plan of Merger dated as of September 3, 1999 among Promus Hotel Corporation, Hilton Hotels Corporation and Chicago Hilton, Inc.

Exhibit 99.1 -- Joint Press Release of Hilton and Promus, dated as of September 7, 1999.




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